                          Armor Holdings, Inc., Issuer

                                       and

                       Wachovia Bank, National Association

                                    Indenture

                          Dated as of _______ __, 2004

                                 DEBT SECURITIES

                                 ARMOR HOLDINGS,
                                 DEBT SECURITIES
                             CROSS REFERENCE SHEET(1)

              This Cross Reference Sheet shows the location in the
                  Indenture of the provisions inserted pursuant
                            to Sections 310 - 318(a),
                        inclusive, of the Trust Indenture
                            Act of 1939, as amended.

Trust Indenture Act                                       Sections of Indenture
-------------------                                       ---------------------

ss.310(a)(1).............................................  9.08
           (a)(2)........................................  9.08
           (a)(3)........................................  Inapplicable
           (a)(4)........................................  Inapplicable
           (a)(5)........................................  9.08
           (b)...........................................  9.07 and 9.09
           (c)...........................................  Inapplicable
ss.311(a)................................................  9.12
           (b)...........................................  9.12
           (c)...........................................  Inapplicable
ss.312(a)................................................  7.01 and 7.02
           (b)...........................................  7.02
           (c)...........................................  7.02
ss.313(a)................................................  7.03
           (b)...........................................  7.03
           (c)...........................................  7.03
           (d)...........................................  7.03
ss.314(a) ...............................................  7.04
           (a)(4)........................................  1.01 and 6.07
           (b)...........................................  Inapplicable
           (c)(l)........................................  Inapplicable
           (c)(2)........................................  Inapplicable
           (c)(3)........................................  Inapplicable
           (d)...........................................  Inapplicable
           (e)...........................................  Inapplicable
           (f)...........................................  Inapplicable
ss.315 (a)...............................................  9.01
           (b)...........................................  8.08
           (c)...........................................  9.01
           (d)...........................................  9.01
           (e)...........................................  8.07
ss.316 (a)...............................................  1.01

----------
(1)  The Cross Reference Sheet is not part of the Indenture.

           (a)(l)(A).....................................  8.01 and 8.06
           (a)(l)(B) ....................................  8.01
           (a)(2) .......................................  Inapplicable
           (b)...........................................  8.09
           (c)...........................................  Inapplicable
ss.317(a)(1) ............................................  8.02
           (a)(2) .......................................  8.02
           (b) ..........................................  6.03
ss.318(a) ...............................................  Inapplicable

   SECTION 5.05.     DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST;

                                      (i)

   SECTION 7.04.     REPORTS BY COMPANY.................................................................33

ARTICLE VIII.     DEFAULT...............................................................................33

   SECTION 8.01.     EVENT OF DEFAULT...................................................................33
   SECTION 8.02.     COVENANT OF COMPANY TO PAY TO TRUSTEE WHOLE AMOUNT DUE ON SECURITIES
                     ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL; SUITS FOR ENFORCEMENT BY

   SECTION 8.05.     RIGHTS AND REMEDIES CUMULATIVE; DELAY OR OMISSION IN EXERCISE OF RIGHTS
                     NOT A WAIVER OF EVENT OF DEFAULT...................................................38
   SECTION 8.06.     RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF OUTSTANDING
                     SECURITIES TO DIRECT TRUSTEE.......................................................39
   SECTION 8.07.     REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE
                     INDENTURE OR AGAINST THE TRUSTEE...................................................39
   SECTION 8.08.     NOTICE OF DEFAULTS.................................................................39
   SECTION 8.09.     UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM, AND

   SECTION 10.01.       PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO
                        WITHOUT CONSENT OF HOLDERS......................................................50
   SECTION 10.02.       MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS OF AT LEAST A

   SECTION 11.01.       CONSOLIDATIONS AND MERGERS OF COMPANY AND SALES PERMITTED ONLY ON

                                      (ii)

   SECTION 15.04.       INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE

                                     (iii)

     Indenture, dated as of ______ __, 2004 between Armor Holdings, Inc., a corporation duly organized and existing under the laws of the state of Delaware
(the "Company"), and Wachovia Bank, National Association, a national banking association, (herein called the "Trustee").

                                    RECITALS

          A. The Company has duly authorized the execution and delivery of this
Indenture to provide for the issuance from time to time of its unsecured debentures, Securities, and other evidences of indebtedness (the "Securities"), to be issued in one or more series as in this Indenture provided.

          B. The Securities of each series will be in such form as may be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this
Indenture, and may have such letters, numbers, or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

                                   Article I.

                                   DEFINITIONS

     Section 1.01. Certain Terms Defined.

          (a) The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires)
for all purposes of this Indenture and of any indenture supplemental hereto have the respective meanings specified in this Section 1.01. All other terms used in this Indenture that are defined in the Trust Indenture Act, either directly or by reference therein (except as herein otherwise expressly provided or unless the context of this Indenture otherwise requires), have the respective meanings assigned to such terms in the Trust Indenture Act as in force at the date of this Indenture as originally executed.

Act:

          The term "Act", when used with respect to any Holder, has the meaning set forth in Section 15.11.

Affiliate:

          The term "Affiliate" means, with respect to a particular Person, any
Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, control of a Person means the power to direct the management and policies of such
Person, directly or indirectly, whether

through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

Authenticating Agent:
---------------------

          The term "Authenticating Agent" means any Person authorized by the
Trustee pursuant to Section 9.13 to act on behalf of the Trustee to authenticate
Securities of one or more series.

Board of Directors:
-------------------

          The term "Board of Directors" means the Board of Directors of the
Company or a duly authorized committee of such Board.

Board Resolution:
-----------------

          The term "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

Business Day:
-------------

          The term "Business Day", when used with respect to any Place of
Payment, means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in that Place of Payment are authorized or required by law or executive order to close.

Capital Lease:
--------------

          The term "Capital Lease" means, with respect to any Person, any lease of property (whether real, personal, or mixed) by such Person or its
Subsidiaries as lessee that would be capitalized on a balance sheet of such
Person or its Subsidiaries prepared in conformity with GAAP, other than, in the case of such Person or its Subsidiaries, any such lease under which such Person or any of its Subsidiaries is the lessor.

Capital Lease Obligations:
--------------------------

          The term "Capital Lease Obligations" means, with respect to any
Person, the capitalized amount of all obligations of such Person and its
Subsidiaries under Capital Leases, as determined on a consolidated basis in conformity with GAAP.

Capital Stock:
--------------

          The term "Capital Stock" means (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership

                                      - 2 -

interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

Commission:
-----------

          The term "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

Common Stock:
-------------

          The term "Common Stock" means the common stock of the Company, par value $0.01 per share.

Company:
--------

          The term "Company" means Armor Holdings, Inc., a Delaware corporation, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" will mean such successor
Person.

Company Request or Company Order:
---------------------------------

          The term "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board of
Directors, the Vice Chairman of the Board of Directors, the President, a Vice
President, the Treasurer, an Assistant Treasurer, the Secretary, or an Assistant
Secretary of the Company, and delivered to the Trustee.

Corporate Trust Office:
-----------------------

          "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 225 Water Street, 3rd Floor,
Jacksonville, Florida 32202, Attention: Corporate Trust, or such other address as the Trustee may designate form time to time by notice to the Holders and the
Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).

Covenant Defeasance:
--------------------

          The term "Covenant Defeasance" has the meaning set forth in Section
5.03.

                                     - 3 -

Credit Agreement:
-----------------

          The term "Credit Agreement" means that certain Credit Agreement, dated as of August 12, 2003, by and among the Company, Bank of America, N.A., as
Administrative Agent and Arranger and the other lenders named therein, relating to a $60 million senior secured revolving credit facility, including any related letters of credit, Securities, Guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced from time to time by one or more credit facilities, in which case, the credit agreement or similar agreement together with all other documents and instruments related shall constitute the "Credit Agreement," whether with the same or different agents and lenders.

Credit Facilities:
------------------

          The term "Credit Facilities" means, one or more debt facilities
(including, without limitation, the Credit Agreement (and any hedging arrangements with the lenders thereunder or Affiliates of such lenders, secured by the collateral securing the Company's Obligations under the Credit Agreement)
or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing
(including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced in whole or in part from time to time by one or more of such facilities, whether with the same or different banks and lenders.

Default:
--------

          The term "Default" means any event which, with notice or passage of time or both, would constitute an Event of Default.

Defaulted Interest:
-------------------

          The term "Defaulted Interest" has the meaning set forth in Section
2.09.

Defeasance:
-----------

          The term "Defeasance" has the meaning set forth in Section 5.02.

Defeasible Series:
------------------

          The term "Defeasible Series" has the meaning set forth in Section
5.01.

Depositary:
-----------

          The term "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing

                                     - 4 -

agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 2.01.

Designated Senior Debt:
-----------------------

          The term "Designated Senior Debt" means (i) any Indebtedness outstanding under the Credit Facilities, and (ii) after payment in full of all
Obligations under the Credit Facilities, any other Senior Debt permitted under this Indenture the principal amount of which is $25.0 million or more and that has been designated by the Company as "Designated Senior Debt."

Domestic Subsidiary:
--------------------

          The term "Domestic Subsidiary" means any Subsidiary of the Company that was formed under the laws of the United States or any state thereof or the
District of Columbia.

Equity Interests:
-----------------

          The term "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

Event of Default:
-----------------

          The term "Event of Default" has the meaning set forth in Section
8.01(a).

Exchange Act:
-------------

          The term "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the
Commission thereunder, as the same may be in effect from time to time.

GAAP:
-----

          The term "GAAP" means generally accepted accounting principles in the
United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and The American
Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by any successor entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

Global Security:
----------------

          The term "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

                                     - 5 -

Guarantee:
----------

          The tem "Guarantee" means a guarantee, other than by endorsement of negotiable instruments for collection in the ordinary course of business, direct or indirect, in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof, of all or any part of any Indebtedness. The terms "guarantee" and
"guaranteed" used as a verb shall have a correlative meaning.

Holder:
-------

          The term "Holder" means a person in whose name a particular Security is registered in the Security Register.

Indebtedness:
-------------

          The term "Indebtedness" means, as applied to any Person, without duplication: (a) all obligations of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than property and services purchased, and expense accruals and deferred compensation items arising, in the ordinary course of business); (c)
all obligations of such Person evidenced by Securities, bonds, debentures, mandatorily redeemable preferred stock, or other similar instruments (other than performance, surety, and appeals bonds arising in the ordinary course of business); (d) all payment obligations created or arising under any conditional sale, deferred price, or other title retention agreement with respect to property acquired by such Person (unless the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) any Capital Lease Obligation of such
Person; (f) all reimbursement, payment, or similar obligations, contingent or otherwise, of such Person under acceptance, letter of credit, or similar facilities (other than letters of credit in support of trade obligations or incurred in connection with public liability insurance, workers compensation, unemployment insurance, old-age pensions, and other social security benefits other than in respect of employee benefit plans subject to ERISA); (g) all obligations of such Person, contingent or otherwise, under any guarantee by such
Person of the obligations of another Person of the type referred to in clauses
(a) through (f) above; and (h) all obligations referred to in clauses (a)
through (f) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage or security interest in property (including without limitation accounts, contract rights, and general intangibles) owned by such Person and as to which such
Person has not assumed or become liable for the payment of such obligations other than to the extent of the property subject to such mortgage or security interest; provided, however, that Indebtedness of the type referred to in clauses (g) and (h) above shall be included within the definition of
"Indebtedness" only to the extent of the least of: (i) the amount of the underlying Indebtedness referred to in the applicable clause (a) through (f)
above; (ii) in the case of clause (g), the limit on recoveries, if any, from such Person under obligations of the type referred to in clause (g) above; and
(iii) in the case of clause (h), the aggregate value (as determined in good faith by the Board of Directors) of the security for such Indebtedness.

                                     - 6 -

Indenture:
----------

          The term "Indenture" means this Indenture, as this Indenture may be amended, supplemented, or otherwise modified from time to time, including, for all purposes of this Indenture and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term
"Indenture" will also include the terms of particular series of Securities established as contemplated by Section 2.01.

Interest:
---------

          The term "interest" (i) when used with respect to an Original Issue
Discount Security which by its terms bears interest only after Maturity, means interest which accrues from and after and is payable after Maturity and (ii)
when used with respect to any Security, means the amount of all interest accruing on such Security, including any default interest and any interest accruing after any Event of Default that would have accrued but for the occurrence of such Event of Default, whether or not a claim for such interest would be otherwise allowable under applicable law.

Interest Payment Date:
----------------------

          The term "Interest Payment Date" when used with respect to any
Security means the Stated Maturity of an installment of interest on such
Security.

Issue Date:
-----------

          The term "Issue Date" means the date hereof, which is the date on which the Securities are originally issued under this Indenture.

Material Adverse Effect:
------------------------

          The term "Material Adverse Effect" means a material adverse effect on the business, assets, financial condition or results of operations of the
Company (taken together with its Subsidiaries as a whole). The Trustee shall be entitled to conclusively rely upon an Opinion of Counsel as to the existence of a Material Adverse Effect.

Maturity:
---------

          The term "Maturity" when used with respect to any Security means the date on which the principal of that Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated
Maturity or by declaration of acceleration, call for redemption, or otherwise.

Notice of Default:
------------------

          The term "Notice of Default" means a written notice of the kind set forth in Section 8.01(a)(iv).

                                     - 7 -

Obligations:
------------

          The term "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

Officer's Certificate:
----------------------

          The term "Officer's Certificate" means a certificate executed on behalf of the Company by a responsible officer and delivered to the Trustee.

Opinion of Counsel:
-------------------

          The term "Opinion of Counsel" means an opinion in writing signed by legal counsel, who, subject to any express provisions hereof, may be an employee of or counsel for the Company or any Subsidiary, reasonably acceptable to the
Trustee.

Original Issue Discount Security:
---------------------------------

          The term "Original Issue Discount Security" means any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to
Section 8.01(b).

Outstanding:
------------

          The term "Outstanding" means, when used with reference to Securities as of a particular time, all Securities theretofore issued by the Company and authenticated and delivered by the Trustee under this Indenture, except (a)
Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation, (b) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying
Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company is acting as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision often not covered therefor satisfactory to the Trustee has been made, and (c)
Securities paid pursuant to Section 2.07 or Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the
Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent, or waiver hereunder, (i) the principal amount of an Original Issue Discount Security that will be deemed to be Outstanding will be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof to such date pursuant to Section 8.01(b),
(ii) the principal amount of a Security denominated in one or more foreign currencies or currency units will be the U.S. dollar equivalent, determined in the manner contemplated by Section 2.01 on the

                                     - 8 -

date of original issuance of such Security, of the principal amount (or, in the case of an Original Issue Discount Security, the U.S. dollar equivalent on the date of original issuance of such Security of the amount determined as provided in clause (i) above) of such Security, and (iii) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor will be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee will be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only
Securities which a Responsible Officer of the Trustee actually knows to be so owned will be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgor establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such
Securities and that the pledgee is not the Company or any other obligor upon the
Securities or any Affiliate of the Company or of such other obligor.

Paying Agent:
-------------

          The term "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company.

Permitted Junior Securities:
----------------------------

          The term "Permitted Junior Securities" means (i) Equity Interests in the Company or any Subsidiary Guarantor or any other business entity provided for by a plan of reorganization, or (ii) debt securities of the Company or any
Subsidiary Guarantor or any other business entity provided for by a plan of reorganization, in each case, that are subordinated to all Senior Debt and any debt securities issued in exchange for Senior Debt to substantially the same extent as, or to a greater extent than, the Securities and the Subsidiary
Guarantees are subordinated to Senior Debt under this Indenture.

Person:
-------

          The term "Person" means any individual, partnership, corporation, joint stock company, business trust, trust, unincorporated association, joint venture, or other entity, or government or political subdivision or agency thereof.

Place of Payment:
-----------------

          The term "Place of Payment" when used with respect to the Securities of any series means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 2.01.

Predecessor Security:
---------------------

          The term "Predecessor Security" when used with respect to any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.07 in exchange for or in lieu of a mutilated,

                                     - 9 -

destroyed, lost, or stolen Security will be deemed to evidence the same debt as the mutilated, destroyed, lost, or stolen Security.

Redemption Date:
----------------

          The term "Redemption Date" when used with respect to any Security to be redeemed means the date fixed for such redemption by or pursuant to this
Indenture.

Redemption Price:
-----------------

          The term "Redemption Price" when used with respect to any Security to be redeemed means the price (including premium, if any) at which it is to be redeemed pursuant to this Indenture.

Regular Record Date:
--------------------

          The term "Regular Record Date" for the interest payable on any
Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 2.01.

Representative:
---------------

          "Representative" means the indenture trustee or other trustee, agent or representative in respect of any Senior Debt; provided that if, and for so long as, any such Indebtedness lacks such representative, then the
Representative for such Senior Debt shall at all times constitute the holders of a majority in outstanding principal amount of such Indebtedness in respect of any Senior Debt.

Responsible Officer:
--------------------

          "Responsible Officer" when used with respect to the Trustee, means any vice president, any assistant vice president, any senior trust officer or assistant trust officer, any trust officer, or any other officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such person's knowledge of and familiarity with the particular subject.

Securities:
-----------

          The term "Securities" has the meaning set forth in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

Security Register and Security Registrar:
-----------------------------------------

          The terms "Security Register" and "Security Registrar" have the respective meanings set forth in Section 2.05.

                                     - 10 -

Special Record Date:
--------------------

          The term "Special Record Date" for the payment of any Defaulted
Interest means a date fixed by the Trustee pursuant to Section 2.09.

Stated Maturity:
----------------

          The term "Stated Maturity" when used with respect to any Security, any installment of interest thereon, or any other amount payable under this
Indenture or the Securities means the date specified in this Indenture or such
Security as the regularly scheduled date on which the principal of such
Security, such installment of interest, or such other amount, is due and payable.

Subsidiary:
-----------

          The term "Subsidiary" means, as applied with respect to any Person, any corporation, partnership, or other business entity of which, in the case of a corporation, more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation has or might have voting power upon the occurrence of any contingency), or, in the case of any partnership or other legal entity, more than 50% of the ordinary equity capital interests, is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries, or by one or more of such Person's other Subsidiaries.

Subsidiary Guarantee:
---------------------

          "Subsidiary Guarantee" means a Guarantee of the Company's payment obligations under the Securities by each Subsidiary Guarantor on a senior subordinated basis.

Subsidiary Guarantor:
---------------------

          "Subsidiary Guarantor" means: (i) each Subsidiary of the Company as of the Issue Date that is a signatory to this Indenture as a Subsidiary Guarantor;
and (ii) after the Issue Date, any other Subsidiary that executes a Subsidiary
Guarantee in accordance with the provisions of this Indenture; and their respective successors and assigns until released from their obligations under their Subsidiary Guarantees and this Indenture in accordance with the terms of this Indenture.

Trust Indenture Act:
--------------------

          The term "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force upon the date as of which this instrument was executed;
provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                                     - 11 -

Trustee:
--------

          The term "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter
"Trustee" will mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series will mean each Trustee with respect to
Securities of that series.

U.S. Government Obligation:
---------------------------

          The term "U.S. Government Obligation" means (a) any security that is
(i) a direct obligation of the United States of America for the payment of which full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United
States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any U.S. Government Obligation specified in clause (a), which U.S. Government Obligation is held by such custodian for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any such U.S.
Government Obligation, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

Vice President:
---------------

          (a) The term "Vice President" when used with respect to the Company or the Trustee means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          (b) The words "Article" and "Section" refer to an Article and Section, respectively, of this Indenture. The words "herein", "hereof" and "hereunder"
and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, or other subdivision. Certain terms used principally in Articles V, VI, and IX are defined in those Articles. Terms in the singular include the plural and terms in the plural include the singular.

                                     - 12 -

                                  Article II.

                                 THE SECURITIES

     Section 2.01. Designation and Amount of Securities.

          (a) The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is unlimited.

          (b) The Securities may be issued in one or more series. There will be established in or pursuant to a Board Resolution and, subject to Section 2.04, set forth or determined in the manner provided in an Officer's Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series: (i) the title of the Securities of the series
(which will distinguish the Securities of the series from Securities of any other series); (ii) any limit upon the aggregate principal amount of the
Securities of the series which may be authenticated and delivered under this
Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in the exchange for, or in lieu of, other Securities of the series pursuant to Section 2.05, 2.06, 2.07, 3.05, or 10.06 and except for any
Securities which, pursuant to Section 2.04, are deemed never to have been authenticated and delivered hereunder); (iii) the Person to whom any interest on a Security of the series will be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (iv) the date or dates on which the principal of the Securities of the series is payable; (v) the rate or rates at which the Securities of the series will bear interest, if any, the date or dates from which such interest will accrue, the Interest Payment Dates on which any such interest will be payable, and the Regular Record Date for any interest payable on any Interest Payment Date; (vi) the place or places where the principal of and any premium and interest on Securities of the series will be payable; (vii) the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company; (viii) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Securities of the series will be redeemed or purchased, in whole or in part, pursuant to such obligation; (ix) if other than denominations of $1,000 and integral multiples thereof, the denominations in which Securities of the series will be issuable; (x) the currency, currencies, or currency units in which payment of the principal of and any premium and interest on any Securities of the series will be payable if other than the currency of the United States of America and the manner of determining the equivalent thereof in the currency of the United States of
America for purposes of the definition of "Outstanding" in Section 1.01; (xi) if the amount of payments of principal of or any premium or interest on any
Securities of the series may be determined with reference to an index, based upon a formula, or in some other manner, the manner in which such amounts will be determined; (xii) if the principal of or any premium or interest on any
Securities of the series is to be payable, at the election of the Company or a
Holder thereof, in one or more currencies or currency units other than that or those in which the

                                     - 13 -

Securities are stated to be payable, the currency, currencies, or currency units in which payment of the principal of and any premium and interest on Securities of such series as to which such election is made will be payable, and the periods within which and the terms and conditions upon which such election is to be made; (xiii) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which will be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 8.01(b);
(xiv) if applicable, that the Securities of the series will be subject to either or both of Defeasance or Covenant Defeasance as provided in Article V, provided that no series of Securities that is convertible into Common Stock pursuant to
Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01(b)(xvii) will be subject to Defeasance pursuant to Section 5.02; (xv) if and as applicable, that the Securities of the series will be issuable in whole or in part in the form of one or more Global
Securities and, in such case, the Depositary or Depositaries for such Global
Security or Global Securities and any circumstances other than those set forth in Section 2.05 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered; (xvi) the terms and conditions, if any, pursuant to which the Securities are convertible into Common Stock; (xvii)
the terms and conditions, if any, pursuant to which the Securities are convertible into or exchangeable for any other securities, including (without limitation) securities of Persons other than the Company; and (xviii) any other terms of, or provisions, covenants, rights or other matters applicable to, the series (which terms, provisions, covenants, rights or other matters will not be inconsistent with the provisions of this Indenture, except as permitted by
Section 10.01(e)).

          (c) All Securities of any one series will be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to below and (subject to Section 2.04) set forth or determined in the manner provided in the Officer's Certificate referred to above or in any such indenture supplemental hereto.

          (d) If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the Company and
delivered to the Trustee concurrently with or prior to the delivery of the
Officer's Certificate setting forth the terms of the series.

   Section 2.02. Form of Securities and Trustee's Certificate of Authentication.

          (a) If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action will be certified by the Secretary or an Assistant Secretary of the
Company and delivered to the Trustee concurrently with or prior to the delivery of the Company Order contemplated by Section 2.04 for the authentication and delivery of such Securities.

          (b) The definitive Securities will be printed, lithographed, or engraved on steel engraved borders or may be produced in any other manner permitted by the rules

                                     - 14 -

of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

     Section 2.03. Date and Denominations.

          Each Security will be dated the date of its authentication. The
Securities of each series will be issuable only in registered form without coupons in such denominations as may be specified as contemplated by Section
2.01. In the absence of any such specified denomination with respect to the
Securities of any series, the Securities of such series will be issuable in denominations of $1,000 and integral multiples thereof.

     Section 2.04. Execution, Authentication and Delivery of Securities.

          (a) The Securities will be executed on behalf of the Company by the
Chairman or any Vice Chairman of the Board of Directors, the Chief Executive
Officer, the President, or any Vice President of the Company and attested by the
Treasurer, the Secretary, any Assistant Treasurer, or any Assistant Secretary of
the Company under its corporate seal. The signature of any of these officers on the Securities may be manual or facsimile. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted, or otherwise reproduced on the Securities.

          (b) Only such Securities bearing the Trustee's certificate of authentication, signed manually by the Trustee, will be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such execution of the certificate of authentication by the Trustee upon any Securities executed by the Company will be conclusive evidence that the Securities so authenticated have been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such
Security to the Trustee for cancellation as provided in Section 2.08, for all purposes of this Indenture such Security will be deemed never to have been authenticated and delivered hereunder and will never be entitled to the benefits of this Indenture.

          (c) Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company will bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          (d) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order will authenticate and deliver such Securities.
If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.01 and
2.02, in authenticating such Securities, and

                                     - 15 -

accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive, and (subject to Section 9.01) will be fully protected in relying upon, an Opinion of Counsel stating:

          (i) if the form of such Securities has been established by or pursuant to a Board Resolution as permitted by Section 2.02, that such form has been established in conformity with the provisions of this Indenture,

          (ii) if the terms of such Securities have been established by or pursuant to a Board Resolution as permitted by Section 2.01, that such terms have been established in conformity with the provisions of this
     Indenture,

          (iii) that such Securities, when authenticated and delivered by the
     Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other laws relating to or affecting creditors' rights and by general principles of equity; and

          (iv) that all laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders.

          (e) Notwithstanding the provisions of Sections 2.01 and 2.04(d), if all Securities of a series are not to be originally issued at one time, it will not be necessary to deliver the Officer's Certificate otherwise required pursuant to Section 2.01 or the Company Order and Opinion of Counsel otherwise required pursuant to Section 2.04(d) at or prior to the time of authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

     Section 2.05. Registration of Transfer and Exchange.

          (a) The Company will cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company will provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed
"Security Registrar" for the purpose of registering Securities and transfers of
Securities as herein provided.

          (b) Upon surrender for registration of transfer of any Security of any series at the office or agency in a Place of Payment for that series, the
Company will

                                     - 16 -

execute, and the Trustee will authenticate and deliver in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor.

          (c) At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of a like aggregate principal amount and tenor, upon surrender of the Securities to be exchanged at such office or agency. Whenever any
Securities are so surrendered for exchange, the Company will execute, and the
Trustee will authenticate and deliver the Securities which the Holder making the exchange is entitled to receive.

          (d) Every Security presented or surrendered for registration of transfer or exchange will (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument or instruments of transfer, in form reasonably satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange of
Securities, but the Company may require payment of a sum sufficient to cover any tax, assessment, fee or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 2.06, 3.05, or 10.06 not involving any transfer. The Company will not be required (i) to issue, register the transfer of, or exchange Securities of any series during a period beginning at the opening of business 15 calendar days before the mailing of a notice of redemption of Securities of that series selected for redemption under Section
3.02(c) and ending at the close of business on the day of such mailing or (ii)
to register the transfer of or exchange any Security so selected for redemption in whole or in part, except, in the case of any Securities to be redeemed in part, the portion thereof not being redeemed.

          (e) All Securities issued upon any registration of transfer or exchange of Securities will be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the
Securities surrendered upon such registration of transfer or exchange.

          (f) Notwithstanding any other provision in this Indenture, no Global
Security may be transferred to, or registered or exchanged for Securities registered in the name of, any Person other than the Depositary for such Global
Security or any nominee thereof, and no such transfer may be registered, unless
(i) such Depositary (A) notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or (B) ceases to be a clearing agency registered under the Exchange Act, (ii) the Company executes and delivers to the Trustee a Company Order that such Global Security shall be so transferable, registrable, and exchangeable, and such transfers shall be registrable, (iii) there shall have occurred and be continuing an Event of
Default with respect to the Securities evidenced by such Global Security, or
(iv) there shall exist such other circumstances, if any, as have been specified for this purpose as contemplated by Section 2.01. Notwithstanding any other provision in this Indenture, a Global Security to which the restriction set forth in the preceding sentence shall have ceased to apply may be transferred only to, and may be registered and exchanged for Securities registered only

                                     - 17 -

in the name or names of, such Person or Persons as the Depositary for such
Global Security shall have directed and no transfer thereof other than such a transfer may be registered. Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security to which the restriction set forth in the first sentence of this Section 2.05(f)
shall apply, whether pursuant to this Section 2.05, Section 2.06, 2.07, 3.05, or
10.06 or otherwise, will be authenticated and delivered in the form of, and will be, a Global Security.

          (g) Each Holder of a Security agrees to indemnify the Company and the
Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this
Indenture and/or applicable United States Federal or state securities law.

          (h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this
Indenture or under applicable law with respect to any transfer of any interest in any Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.06. Temporary Securities.

          Pending the preparation of definitive Securities of any series, the
Company may execute and register and upon Company Order the Trustee will authenticate and deliver temporary Securities (printed, lithographed, or typewritten) of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions, and variations as may be appropriate for temporary Securities, all as may be determined by the officers executing such Securities as evidenced by their execution of such
Securities; provided, however that the Company will use reasonable efforts to have definitive Securities of that series available at the times of any issuance of Securities under this Indenture. Every temporary Security will be executed and registered by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. The Company will execute and register and furnish definitive Securities of such series as soon as practicable and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor at the office or agency of the Company in the Place of Payment for that series, and the Trustee will authenticate and deliver in exchange for such temporary
Securities of such series one or more definitive Securities of the same series, of any authorized denominations, and of a like aggregate principal amount and tenor. Such exchange will be made by the Company at its own expense and without any charge to the Holder therefor. Until so exchanged, the temporary Securities of any series will be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

                                     - 18 -

     Section 2.07. Mutilated, Destroyed, Lost, and Stolen Securities.

          (a) If any mutilated Security is surrendered to the Trustee, the
Company will execute and the Trustee will authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (b) If there shall be delivered to the Company and the Trustee (i)
evidence to their satisfaction of the destruction, loss, or theft of any
Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company will execute and the Trustee will authenticate and deliver, in lieu of any such destroyed, lost, or stolen Security, a new
Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          (c) In case any such mutilated, destroyed, lost, or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          (d) Upon the issuance of any new Security under this Section 2.07, the
Company may require the payment of a sum sufficient to cover any tax, assessment, fee or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee)
connected therewith.

          (e) Every new Security of any series issued pursuant to this Section
2.07 in exchange for any mutilated Security or in lieu of any destroyed, lost, or stolen Security will constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost, or stolen
Security shall be at any time enforceable by anyone, and will be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

          (f) The provisions of this Section 2.07 are exclusive and will preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities.

     Section 2.08. Cancellation of Surrendered Securities.

          All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any sinking fund payment will, if surrendered to any Person other than the Trustee, be delivered to the Trustee and will be promptly cancelled by it. The Company may at any time deliver to the
Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered will be promptly cancelled by the Trustee. No Securities will be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.08,

                                     - 19 -

except as expressly permitted by this Indenture. The Trustee shall dispose of all cancelled Securities in accordance with its customary procedures.

     Section 2.09. Payment of Interest; Interest Rights Preserved.

          (a) Except as otherwise provided as contemplated by Section 2.01 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name that Security (or one or more Predecessor
Securities) is registered at the close of business on the Regular Record Date for such interest.

          (b) Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date
(herein called "Defaulted Interest") will forthwith cease to be payable to the
Holder on the relevant regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company together with interest thereon (to the extent permitted by law) at the rate of interest applicable to such Security, at its election in each case, as provided in clause (i) or (ii)
below:

          (i) The Company may elect to make payment of any Defaulted Interest
     (and interest thereon, if any) to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such
     Defaulted Interest, which will be fixed in the following manner. The
     Company will promptly notify the Trustee in writing of the amount of
     Defaulted Interest (and interest thereon, if any) proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company will deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such
     Defaulted Interest (and interest thereon, if any) or will make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest (and interest thereon, if any) as in this clause (i) provided. Thereupon the Trustee will fix a Special Record Date for the payment of such Defaulted Interest (and interest thereon, if any) which will be not more than 15 calendar days and not less than 10 calendar days prior to the date of the proposed payment and not less than 10 calendar days after the receipt by the Trustee of the notice of the proposed payment. The Trustee will promptly notify the
     Company of such Special Record Date and, in the name and at the expense of the Company, will cause notice of the proposed payment of such Defaulted
     Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 calendar days prior to such Special Record Date. Notice of the proposed payment of such
     Defaulted Interest (and interest thereon, if any) and the Special Record
     Date therefor having been so mailed, such Defaulted Interest will be paid to the Persons in whose names the Securities of such series (or their respective Predecessor

                                     - 20 -

     Securities) are registered at the close of business on such Special Record
     Date and will no longer be payable pursuant to the following clause (ii).

          (ii) The Company may make payment of any Defaulted Interest (and interest thereon, if any) on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause (ii), such manner of payment shall be deemed practicable by the Trustee.

          (c) Subject to the foregoing provisions of this Section 2.09, each
Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security will carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Section 2.10. Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such
Security for the purpose of receiving payment of principal of and any premium and (subject to Section 2.09) any interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustees nor any agent of the Company or the Trustee will be affected by notice to the contrary.

     Section 2.11. Computation of Interest.

          Except as otherwise specified as contemplated by Section 2.01 for
Securities of any series, interest on the Securities of each series will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Section 2.12. CUSIP Numbers.

          The Company in issuing any series of the Securities may use CUSIP numbers, if then generally in use, and thereafter with respect to such series, the Trustee may use such numbers in any notice of redemption or exchange with respect to such series provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the
Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the CUSIP numbers.

                                     - 21 -

                                  Article III.

                            REDEMPTION OF SECURITIES

     Section 3.01. Applicability of Article.

          Securities of any series which are redeemable before their Stated
Maturity will be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article III.

     Section 3.02. Election to Redeem; Notice to Trustee.

          (a) The election of the Company to redeem any Securities will be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company will, at least 60 calendar days prior to the Redemption
Date fixed by the Company (unless a shorter notice shall be satisfactory to the
Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of
Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the
Company will furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction.

          (b) Notice of redemption of Securities to be redeemed at the election of the Company will be given by the Company or, at the Company's request, by the
Trustee in the name and at the expense of the Company and will be irrevocable.
Notice of redemption will be given by mail, first class postage prepaid, not less than 30 or more than 60 calendar days prior to the Redemption Date, to each
Holder of Securities to be redeemed, at his address appearing in the Security
Register. All notices of redemption will include the CUSIP number and will state
(i) the Redemption Date, (ii) the Redemption Price, (iii) if less than all the
Outstanding Securities of any series are to be redeemed, the identification
(and, in the case of partial redemption of any Securities, the principal amounts) of the particular Securities to be redeemed, (iv) that on the
Redemption Date the Redemption Price will become due and payable upon each such
Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (v) the place or places where such Securities are to be surrendered for payment of the Redemption Price, (vi) that the redemption is for a sinking fund, if such is the case, and (vii) the specific provision of this Indenture pursuant to which such Securities are to be redeemed.

          (c) If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed will be selected not more than 60 calendar days prior to the Redemption Date by the Trustee, from the Outstanding
Securities of such series not previously called for redemption, by such method as the Trustee may deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination

                                     - 22 -

for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series. The Trustee will promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          (d) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities will relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

     Section 3.03. Deposit of Redemption Price.

          Prior to 10:00 a.m. (local time at the Place of Payment) on the
Redemption Date specified in the notice of redemption given as provided in
Section 3.02, the Company will deposit with the Trustee or with a Paying Agent
(or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 6.03) an amount of money sufficient to pay the
Redemption Price of, and (except if the Redemption Date shall be an Interest
Payment Date) any accrued interest on, all of the Securities that are to be redeemed on that date.

     Section 3.04. Securities Payable on Redemption Date.

          (a) Notice of redemption having been given as aforesaid, the
Securities so to be redeemed will, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date
(unless the Company defaults in the payment of the Redemption Price and accrued interest) such Securities will cease to accrue interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security will be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 2.01, installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such
Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates in accordance with their terms and the provisions of Section 2.09.

          (b) If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium will, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

     Section 3.05. Securities Redeemed in Part.

          Any Security that is to be redeemed only in part will be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company will execute, and the Trustee will authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such

                                     - 23 -

Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  Article IV.

                                  SINKING FUNDS

     Section 4.01. Applicability of Article.

          The provisions of this Article IV will be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.01 for Securities of such series. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the amount of any sinking fund payment may be subject to reduction as provided in Section 4.02. Each sinking fund payment with respect to Securities of a particular series will be applied to the redemption of Securities of such series as provided for by the terms of Securities of such series.

     Section 4.02. Satisfaction of Sinking Fund Payments With Securities.

          The Company (a) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (b) may apply as a credit
Securities of a series which have been redeemed either at the election of the
Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such
Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to the Securities of such series required to be made pursuant to the terms of such Securities as provided for by the terms of such series, provided that such Securities have not been previously so credited. Such
Securities will be received and credited for such purpose by the Trustee at the
Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such sinking fund payment will be reduced accordingly.

     Section 4.03. Redemption of Securities for Sinking Fund.

          Not less than 60 calendar days prior to each sinking fund payment date for any series of Securities, the Company will deliver to the Trustee an
Officer's Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, that is to be satisfied by payment of cash and the portion thereof, if any, that is to be satisfied by delivering and crediting Securities of that series pursuant to Section 4.02 and will also deliver to the Trustee any
Securities to be so delivered. Not less than 30 calendar days before each such sinking fund payment date, the Trustee will select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 3.02(c)
and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 3.02(b). Such notice having been duly given, the

                                     - 24 -

redemption of such Securities will be made upon the terms and in the manner stated in Sections 3.04 and 3.05.

                                   Article V.

                       DEFEASANCE AND COVENANT DEFEASANCE

     Section 5.01. Company's Option to Effect Defeasance or Covenant Defeasance.

          The Company may elect, at its option by Board Resolution at any time, to have either Section 5.02 or Section 5.03 applied to the Outstanding
Securities of any series designated pursuant to Section 2.01 as being defeasible pursuant to this Article V (hereinafter called "Defeasible Series"), upon compliance with the conditions set forth below in this Article V, provided that
Section 5.02 will not apply to any series of Securities that is convertible into
Common Stock pursuant to Section 2.01(b)(xvi) or convertible into or exchangeable for any other securities pursuant to Section 2.01 (b)(xvii).

     Section 5.02. Defeasance and Discharge.

          Upon the Company's exercise of the option provided in Section 5.01 to have this Section 5.02 applied to the Outstanding Securities of any Defeasible
Series and subject to the proviso to Section 5.01, the Company will be deemed to have been discharged from its obligations with respect to the Outstanding
Securities of such series as provided in this Section 5.02 on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called
"Defeasance"). For this purpose, such Defeasance means that the Company will be deemed to have paid and discharged the entire indebtedness represented by the
Outstanding Securities of such series and to have satisfied all its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, will execute proper instruments acknowledging the same), subject to the following which will survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 5.04 and as more fully set forth in Section 5.04, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (b) the
Company's obligations with respect to the Securities of such series under
Sections 2.05, 2.06, 2.07, 6.02, 6.03, and 10.06, (c) the rights, powers, trusts, duties, and immunities of the Trustee hereunder, and (d) this Article V.
Subject to compliance with this Article V, the Company may exercise its option provided in Section 5.01 to have this Section 5.02 applied to the Outstanding
Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 5.01 to have Section 5.03 applied to the Outstanding
Securities of such series.

     Section 5.03. Covenant Defeasance.

          Upon the Company's exercise of the option provided in Section 5.01 to have this Section 5.03 applied to the Outstanding Securities of any Defeasible
Series, (a) the Company will be released from its obligations under Sections
6.04 through 6.07,

                                     - 25 -

inclusive, Section 11.01, and the provisions of any Supplemental Indenture specified in such Supplemental Indenture, and (b) the occurrence of any event specified in Sections 8.01(a)(iii), 8.01(a)(iv) (with respect to any of Sections
6.04 through 6.07, inclusive, Section 11.01, and the provisions of any
Supplemental Indenture specified in such Supplemental Indenture), 8.01(a)(v), and 8.01(a)(viii) will be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 5.04 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such
Covenant Defeasance means that the Company may omit to comply with and will have no liability in respect of any term, condition, or limitation set forth in any such specified Section (to the extent so specified in the case of Section
8.01(a)(iv)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such
Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series will be unaffected thereby.

     Section 5.04. Conditions to Defeasance or Covenant Defeasance.

          The following will be the conditions to application of either Section
5.02 or Section 5.03 to the Outstanding Securities of any Defeasible Series:

          (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 9.08 and agrees to comply with the provisions of this
Article V applicable to it) as trust funds in trust for the benefit of the
Holders of Outstanding Securities of such series (i) money in an amount, or (ii)
U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, without reinvestment, not later than one day before the due date of any payment, money in an amount, or (iii) a combination thereof, in each case sufficient in the opinion of an independent firm of certified public accountants, to pay and discharge, and which will be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on the Securities of such series on the respective Stated Maturities or on any earlier date or dates on which the Securities of such series shall be subject to redemption and the Company shall have given the Trustee irrevocable instructions satisfactory to the Trustee to give notice to the Holders of the redemption of the Securities of such series, all in accordance with the terms of this Indenture and the Securities of such series.

          (b) In the case of an election under Section 5.02, the Company shall have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company) to the effect that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon, such opinion shall confirm that, the Holders of the Outstanding
Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance, and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the

                                     - 26 -

same amount, in the same manner, and at the same times as would be the case if such deposit, Defeasance, and discharge were not to occur.

          (c) In the case of an election under Section 5.03, the Company shall have delivered to the Trustee an Opinion of Counsel (from a counsel who shall not be an employee of the Company) to the effect that the Holders of the
Outstanding Securities of such series will not recognize gain or loss for
Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner, and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

          (d) The Company shall have delivered to the Trustee an Officer's
Certificate to the effect that the Securities of such series, if then listed on any securities exchange, will not be delisted solely as a result of such deposit.

          (e) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 8.01(a)(vi) and (vii), at any time on or prior to the 90th calendar day after the date of such deposit (it being understood that this condition will not be deemed satisfied until after such 90th calendar day).

          (f) Such Defeasance or Covenant Defeasance will not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act
(assuming all Securities are in default within the meaning of such Act).

          (g) Such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

          (h) The Company shall have delivered to the Trustee an Officer's
Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

          (i) Such Defeasance or Covenant Defeasance will not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust will be qualified under such Act or exempt from regulation thereunder.

     Section 5.05. Deposited Money and U.S. Government Obligations to be Held in
Trust; Other Miscellaneous Provisions.

          (a) Subject to the provisions of Section 6.03(e), all money and U.S.
Government Obligations (including the proceeds thereof) deposited with the
Trustee or other qualifying trustee (solely for purposes of this Section 5.05 and Section 5.06, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 5.04 in respect of the
Securities of any Defeasible Series will be held in trust

                                     - 27 -

and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

          (b) The Company will pay and indemnify the Trustee against any tax, fee, or other charge imposed on or assessed against the U.S. Government
Obligations deposited pursuant to Section 5.04 or the principal and interest received in respect thereof other than any such tax, fee, or other charge that by law is for the account of the Holders of Outstanding Securities.

          (c) Notwithstanding anything in this Article V to the contrary, the
Trustee will deliver or pay to the Company from time to time upon a Company
Request any money or U.S. Government Obligations held by it as provided in
Section 5.04 with respect to Securities of any Defeasible Series that are in excess of the amount thereof that would then be required to be deposited to effect an equivalent Defeasance or Covenant Defeasance with respect to the
Securities of such series.

     Section 5.06. Reinstatement.

          If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article V with respect to the Securities of any series by reason of any order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, then the
Company's obligations under this Indenture and the Securities of such series will be revived and reinstated as though no deposit had occurred pursuant to this Article V with respect to Securities of such series until such time as the
Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 5.05 with respect to Securities of such series in accordance with this Article V; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company will be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

                                  Article VI.

                       PARTICULAR COVENANTS OF THE COMPANY

     Section 6.01. Payment of Principal, Premium and Interest on Securities.

          The Company, for the benefit of each series of Securities, will duly and punctually pay the principal of and any premium and interest on the
Securities of that series in accordance with the terms of the Securities and this Indenture.

                                     - 28 -

     Section 6.02. Maintenance of Office or Agency.

          (a) The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the
Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices, and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices, and demands.

          (b) The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission will in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

     Section 6.03. Money for Securities Payments to be Held in Trust.

          (a) If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, prior to 10:00 a.m. (local time at the Place of Payment) on the due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          (b) Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying
Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the
Company will promptly notify the Trustee of its action or failure so to act.

          (c) The Company will cause each Paying Agent for any series of
Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent will agree with the Trustee, subject to the provisions of this Section 6.03, that such Paying Agent will (i) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and
(ii) during the continuance of any default by the Company (or any other obliger upon the Securities of that series) in the making of any payment in respect of the Securities of that series, and upon the written

                                     - 29 -

request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities of that series.

          (d) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent will be released from all further liability with respect to such money.

          (e) Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium, or interest has become due and payable will be paid to the Company upon a Company Request (or, if then held by the Company, will be discharged from such trust); and the Holder of such Security will thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, will thereupon cease; provided, however, that the Trustee or such
Paying Agent, before being required to make any such repayment, shall, at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice, to be prepared by the Company, that such money remains unclaimed and that, after a date specified therein, which will not be less than 30 calendar days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 6.04. Payment of Taxes and Other Claims.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments, and governmental charges levied or imposed upon the Company or any Subsidiary of the
Company or upon the income, profits, or property of the Company or any
Subsidiary of the Company, and (b) all lawful claims for labor, materials, and supplies, in each case which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary of the Company and might have a
Material Adverse Effect; provided, however, that the Company will not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, or claim the amount, applicability, or validity of which is being contested in good faith by appropriate proceedings.

     Section 6.05. Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary of the Company to be maintained and kept in good condition, repair, and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments, and

                                     - 30 -

improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
Section 6.05 will prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any
Subsidiary of the Company and will not result in a Material Adverse Effect.

     Section 6.06. Existence.

          Subject to Article XI, the Company will, and will cause each of its
Subsidiaries to, do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory), and franchises; provided, however, that neither the Company nor any Subsidiary will be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof will not result in a Material
Adverse Effect.

     Section 6.07. Compliance with Laws.

          The Company will, and will cause each of its Subsidiaries to, comply with all applicable Federal, state, local, or foreign laws, rules, regulations, or ordinances, including without limitation such laws, rules, regulations, or ordinances relating to pension, environmental, employee, and tax matters, in each case to the extent that the failure so to comply would have a Material
Adverse Effect.

     Section 6.08. Statement by Officers as to Default.

          The Company will deliver to the Trustee, within 120 calendar days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate signed by the principal executive officer, principal financial officer, or principal accounting officer of the Company stating whether or not to the knowledge of such person after due inquiry the Company is in default in the performance and observance of any of the terms, provisions, and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company is in default, specifying all such defaults and the nature and status thereof of which such person may have such knowledge.

     Section 6.09. Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any term, provision, or condition set forth in Sections 6.04 through 6.07, inclusive, and the provisions of any Supplemental Indenture specified in such
Supplemental Indenture, with respect to the Securities of any series if the
Holders of a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition, but no such waiver will extend to or affect such term, provision, or condition except to the extent so expressly waived, and, until such waiver shall become effective,

                                     - 31 -

the obligations of the Company and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect.

     Section 6.10. Calculation of Original Issue Discount.

          The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding
Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the
Internal Revenue Code of 1986, as amended from time to time.

                                  Article VII.

                          SECURITIES HOLDERS' LIST AND

                     REPORTS BY THE COMPANY AND THE TRUSTEE

     Section 7.01. Company to Furnish Trustee Names and Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee (a)
semi-annually, not more than 15 calendar days after the applicable Regular
Record Date, a list for each series of Securities, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date and (b) at such other times as the
Trustee may request in writing, within 30 calendar days after the receipt by the
Company of any such request, a list of similar form and content as of a date not more than 15 calendar days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

     Section 7.02. Preservation of Information; Communication to Holders.

          (a) The Trustee will preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names and addresses of Holders received by the Trustee in its capacity as Security
Registrar. The Trustee may destroy any list furnished to it as provided in
Section 7.01 upon receipt of a new list so furnished.

          (b) The rights of the Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, will be as provided by the
Trust Indenture Act.

          (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them will be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

                                     - 32 -

     Section 7.03. Reports by Trustee.

          (a) The Trustee will transmit to Holders such reports concerning the
Trustee and its actions under this Indenture as may be required pursuant to the
Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313 (a) of the Trust Indenture Act, the Trustee shall, within sixty days after May 15 following the date of this Indenture deliver to
Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313 (a).

          (b) A copy of each such report will, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any
Securities are listed, with the Commission, and with the Company. The Company will promptly notify the Trustee in writing when any Securities are listed on any stock exchange or of any delisting thereof.

     Section 7.04. Reports by Company.

          The Company will file with the Trustee and the Commission, and transmit to Holders, such information, documents, and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents, or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act will be filed with the
Trustee within 15 calendar days after the same is so required to be filed with the Commission.

          Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to conclusively rely exclusively on Officer's Certificates).

                                  Article VIII.

                                     DEFAULT

     Section 8.01. Event of Default.

          (a) "Event of Default", wherever used herein with respect to
Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it may be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree, or order of any court or any order, rule, or regulation of any administrative or governmental body):

          (i) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 calendar days;

                                     - 33 -

          (ii) default in the payment of the principal of (or premium, if any,
     on) any Security of that series when it becomes due and payable;

          (iii) default in the making of any sinking fund payment when and as due by the terms of a Security of that series;

          (iv) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty, a default in the performance or breach of which is elsewhere in this Section 8.01 specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of
     Securities other than that series), and continuance of such default or breach for a period of 60 calendar days after there has been given, by registered or certified mail, to the Company by the Trustee or to the
     Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

          (v) any nonpayment at maturity or other default is made under any agreement or instrument relating to any other Indebtedness of the Company
     (the unpaid principal amount of which is not less than $ 15.0 million), and, in any such case, such default (A) continues beyond any period of grace provided with respect thereto and (B) results in such Indebtedness becoming due prior to its stated maturity or occurs at the final maturity of such Indebtedness; provided, however, that, subject to the provisions of
     Section 9.01 and 8.08, the Trustee will not be deemed to have knowledge of such nonpayment or other default unless either (1) a Responsible Officer of the Trustee has actual knowledge of nonpayment or other default or (2) the
     Trustee has received written notice thereof from the Company, from any
     Holder, from the holder of any such Indebtedness or from the trustee under the agreement or instrument relating to such Indebtedness;

          (vi) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the
     Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive calendar days;

          (vii) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be

                                     - 34 -

     adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief with respect to the Company under any applicable Federal or state bankruptcy, insolvency, reorganization, or other similar law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property pursuant to any such law, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

          (viii) any other Event of Default provided with respect to Securities of that series.

          (b) If an Event of Default (other than an Event of Default arising under Section 8.01(a)(vi) or (vii)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding
Securities of that series may declare the principal amount (or, if any of the
Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified in the terms thereof) of all of the Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) will become immediately due and payable. If an Event of Default under
Section 8.01(a)(vi) or (vii) occurs, then the principal of, premium, if any, and accrued interest on the Securities shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          (c) At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this
Article VIII provided, the Holders of a majority in principal amount of the outstanding Securities of that series, by written notice to the Company and the
Trustee, may rescind and annul such declaration and its consequences if (i) the
Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have

                                     - 35 -

become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel and (ii) all Events of Default with respect to Securities of that series, other than the nonpayment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 8.01(d). No such rescission will affect any subsequent default or impair any right consequent thereon.

          (d) The Holders of a majority in principal amount of the Outstanding
Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default (i) in the payment of the principal of or any premium or interest on any Security of such series or (ii) in respect of a covenant or provision hereof which under Article X cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default will cease to exist, and any Event of Default arising therefrom will be deemed to have been cured, for every purpose of this Indenture, but no such waiver will extend to any subsequent or other default or impair any right consequent thereon.

     Section 8.02. Covenant of Company to Pay to Trustee Whole Amount Due on
Securities on Default in Payment of Interest or Principal; Suits for Enforcement
by Trustee.

          (a) The Company covenants that if (i) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 calendar days or (ii) default is made in the payment of the principal of (or premium, if any, on) any Security when it becomes due and payable, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest will be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as will be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel.

          (b) If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          (c) In case of any judicial proceeding relative to the Company (or any other obliger upon the Securities), its property or its creditors, the Trustee will be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee will be authorized to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee,

                                     - 36 -

liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the
Trustee and, in the event that the Trustee consents to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements, and advances of the
Trustee and its agents and counsel, and any other amounts due the Trustee under
Section 9.06.

          (d) No provision of this Indenture will be deemed to authorize the
Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors'
or other similar committee.

          (e) All rights of action and claims under this Indenture or the
Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee will be brought in its own name as trustee of an express trust, and any recovery of judgment will, after provision for the payment of the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     Section 8.03. Application of Money Collected by Trustee.

          Any money collected by the Trustee pursuant to this Article VIII will be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:    To the payment of all amounts due the Trustee under Section
                    9.06;

          SECOND:   To the payment of the amounts then due and unpaid for
                    principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on
                    such Securities for principal and any premium and interest, respectively; and

          THIRD:    To the Company.

                                     - 37 -

     Section 8.04. Limitation on Suits by Holders of Securities.

          No Holder of any Security of any series will have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the
Trustee of a continuing Event of Default with respect to the Securities of that series, (b) the Holders of not less than 25% in principal amount of the
Outstanding Securities of that series shall have made written request to the
Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder, (c) such Holder or Holders have offered to the
Trustee indemnity satisfactory to the Trustee against the costs, expenses, and liabilities to be incurred in compliance with such request, (d) the Trustee for
60 calendar days after its receipt of such notice, request, and offer of indemnity has failed to institute any such proceeding, and (e) no direction inconsistent with such written request has been given to the Trustee during such
60-day period by the Holders of a majority in principal amount of the
Outstanding Securities of that series, it being understood and intended that no one or more of such Holders will have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other of such Holders (it being understood that the
Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders), or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

     Section 8.05. Rights and Remedies Cumulative; Delay or Omission in
Exercise of Rights not a Waiver of Event of Default.

          (a) Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Securities in the last paragraph of Section 2.07, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy will, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, will not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          (b) No delay or omission of the Trustee or of any Holder of any
Securities to exercise any right or remedy accruing upon any Event of Default will impair any such right or remedy or constitute a waiver of any such Event of
Default or an acquiescence therein. Every right and remedy given by this Article
VIII or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                                     - 38 -

     Section 8.06. Rights of Holders of Majority in Principal Amount of
Outstanding Securities to Direct Trustee.

          The Holders of a majority in principal amount of the Outstanding
Securities of any series will have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the
Securities of such series, provided that (a) such direction will not be in conflict with any rule of law or with this Indenture and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

     Section 8.07. Requirement of an Undertaking to Pay Costs in Certain Suits
Under the Indenture or Against the Trustee.

          In any suit for the enforcement of any right or remedy under this
Indenture, or in any suit against the Trustee for any action taken, suffered, or omitted by it as Trustee, a court may require any party litigant in such suit to file undertaking to pay the costs of such suit, and may assess costs, including attorney's fees and expenses, against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this
Section 8.07 nor the Trust Indenture Act will be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Trustee, a suit by a Holder pursuant to Section 8.09 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then
Outstanding Securities.

     Section 8.08. Notice of Defaults.

          If a Default occurs hereunder with respect to Securities of any series, the Trustee will give the Holders of Securities of such series notice of such Default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any Default of the character specified in Section
8.01(a)(iv) with respect to Securities of such series no such notice to Holders will be given until at least 30 calendar days after the occurrence thereof. The
Company will give the Trustee notice of any uncured Event of Default within 10 days after any Responsible Officer of the Company becomes aware of or receives actual notice of such Event of Default.

     Section 8.09. Unconditional Right of Holders to Receive Principal, Premium,
and Interest.

          Notwithstanding any other provision in this Indenture, the Holder of any Security will have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section
2.09) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights may not be impaired without the consent of such Holder.

                                     - 39 -

     Section 8.10. Restoration of Rights and Remedies.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee, and the Holders will be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders will continue as though no such proceeding had been instituted.

     Section 8.11. Trustee May File Proofs of Claims.

          The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the
Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the
Holders allowed in any judicial proceeding relative to the Company or the
Subsidiaries (or any other obligor upon the Securities), their creditors or their property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claim and to distribute the same, and any custodian in any such judicial proceedings is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee hereunder. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any
Holder in any such proceeding.

                                  Article IX.

                             CONCERNING THE TRUSTEE

     Section 9.01. Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default,

               (1)  the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this
                    Indenture against the Trustee; and

               (2)  in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon
                    certificates or opinions furnished to the Trustee and
                    conforming to the requirements of this Indenture; but in the

                                     - 40 -

                    case of any such certificates or opinions which by any
                    provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the
                    requirements of this Indenture (but need not confirm or
                    investigate the accuracy of mathematical calculations or
                    other facts stated therein).

          (b) In case an Event of Default has occurred and is continuing, the
Trustee shall exercise such of the rights and powers vested in it by this
Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

          (c) No provision of this Indenture shall be construed to relieve the
Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

               (1)  this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

               (2)  the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

               (3)  the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in
                    accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any
                    series, determined as provided in Sections 1.01, 8.06 and
                    14.11, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee,
                    under this Indenture with respect to the Securities of such series; and

               (4)  no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any
                    financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or
                    powers.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section.

     Section 9.02. Certain Rights of Trustee.

          Subject to the provisions of Section 9.01:

                                     - 41 -

          (a) the Trustee may conclusively rely and will be protected in acting or refraining from acting upon, whether in its original or facsimile form, any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, Security, other evidence of indebtedness, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein will be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board will be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering, or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel will be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee will be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses, and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee will not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture,
Security, other evidence of indebtedness, or other paper or document, but the
Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it will be entitled to examine the books, records, and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or independent contractors and the Trustee will not be responsible for any misconduct or negligence on the part of any agent, attorney or independent contractor appointed with due care by it hereunder;

          (h) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                                     - 42 -

          (i) in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever
(including, but not limited to, loss of profit) irrespective of whether the
Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

          (j) the Trustee shall not be deemed to have notice of any Default or
Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee,
and such notice references the Securities and this Indenture;

          (k) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and

          (l) the Trustee may request that the Company deliver an Officer's
Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an
Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 9.03. Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities, except the
Trustee's certificates of authentication, may be taken as the statements of the
Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent will not be accountable for the use or application by the Company of Securities or the proceeds thereof.

     Section 9.04. May Hold Securities.

          The Trustee, any Authenticating Agent, any Paying Agent, any Security
Registrar, or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
9.07 and 9.12, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security
Registrar, or such other agent.

     Section 9.05. Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required herein or by law. The Trustee will be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                                     - 43 -

     Section 9.06. Compensation and Reimbursement.

          The Company will (a) pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the parties shall agree from time to time (which compensation will not be limited to any provision of law in regard to the compensation of a trustee of an express trust); (b)
except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with provision of this Indenture (including the reasonable compensation and the expenses and disbursements of agents and counsel), except any such expense, disbursement, or advance as may be attributable to its negligence or willful misconduct; and (c) indemnify each of the Trustee and any predecessor Trustee and their agents for, and hold them harmless against, any and all loss, liability, claim, damage or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or willful misconduct on its part arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, any Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder or in connection with enforcing the provisions of this Section.

          The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 9.06, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 8.01(vi) or Section 8.01(vii), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          The provisions of this Section shall survive the termination of this
Indenture.

     Section 9.07. Disqualification; Conflicting Interests.

          If the Trustee has or acquires a conflicting interest within the meaning of the Trust Indenture Act, the Trustee will either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 9.08. Corporate Trustee Required; Eligibility.

          There will at all times be one or more Trustees hereunder with respect to the Securities of each series, at least one of which will be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office or principal office in New York City, or any other major city in the United States that is acceptable to the Company. If

                                     - 44 -

such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a supervising or examining state or Federal authority, then for the purposes of this Section 9.08, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section
9.08, it will resign immediately in the manner and with the effect hereinafter specified in this Article IX.

     Section 9.09. Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article IX will become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 9.10.

          (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 9.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of resignation, the resigning Trustee may, at the expense of the
Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the
Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by
Section 9.10 shall not have been delivered to the Trustee within 30 calendar days after the giving of such notice of removal, the Trustee being removed may, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (d) If, at any time, (i) the Trustee fails to comply with Section 9.07 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, (ii) the Trustee ceases to be eligible under Section 9.08 and fails to resign after written request therefor by the Company or by any such Holder, or (iii) the Trustee becomes incapable of acting or is adjudged a bankrupt or insolvent or a receiver of the
Trustee or of its property is appointed or any public officer takes charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, or liquidation, then, in any such case, (A) the
Company by a Board Resolution may remove the Trustee with respect to all
Securities or (B) subject to Section 8.07, any Holder who has been a bona fide
Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                                     - 45 -

          (e) If the Trustee resigns, is removed, or becomes incapable of acting, or if a vacancy occurs in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company by a Board
Resolution will promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there will be only one Trustee with respect to the Securities of any particular series) and will comply with the applicable requirements of Section 9.10. If, within one year after such resignation, removal, or incapability or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series is appointed by
Act of the Holders of a majority in principal amount of the Outstanding
Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed will, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 9.10, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 9.10, any Holder who has been a bona fide Holder of a
Security of such series for at least six months may, on behalf of himself and all others similarly situated, at the expense of the Company, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (f) The Company will give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all holders of Securities of such series in the manner provided in Section 13.03.
Each notice will include the name of the successor Trustee with respect to the
Securities of such series and the address of its Corporate Trust Office.

     Section 9.10. Acceptance of Appointment by Successor.

          (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed will execute, acknowledge, and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee will become effective and such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee, but, on the request of the Company or the successor Trustee, such retiring Trustee will, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers, and duties of the retiring Trustee and will duly assign, transfer, and deliver to such Trustee all property and money held by such retiring Trustee hereunder.

          (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee, and each successor Trustee with respect to the Securities of one or more series will execute and deliver an indenture supplemental hereto wherein such successor

                                     - 46 -

Trustee will accept such appointment and which (i) will contain such provisions as may be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Securities, will contain such provisions as may be deemed necessary or desirable to confirm that all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring will continue to be vested in the retiring Trustee, and (iii) will add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture will constitute such Trustees co-trustees of the same trust and that each such
Trustee will be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustees and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee will become effective to the extent provided therein and each such successor Trustee, without any further act, deed, or conveyance, will become vested with all the rights, powers, trusts, and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but on request of the Company or any successor Trustee, such retiring Trustee will duly assign, transfer, and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c) Upon request of any such successor Trustee, the Company will execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all applicable rights, powers, and trusts referred to in the preceding paragraphs of this Section 9.10.

          (d) No successor Trustee will accept its appointment unless at the time of such acceptance such successor Trustee is qualified and eligible under this Article IX.

     Section 9.11. Merger, Conversion, Consolidation, or Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which the Trustee may be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, will be the successor of the Trustee hereunder, provided such corporation is otherwise qualified and eligible under this Article IX, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                     - 47 -

     Section 9.12. Preferential Collection of Claims Against Company.

          If and when the Trustee is or becomes a creditor of the Company (or any other obligor upon the Securities), the Trustee will be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

     Section 9.13. Appointment of Authenticating Agent.

          (a) The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which will be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer, or partial redemption thereof or pursuant to Section 2.07, and Securities so authenticated will be entitled to the benefits of this Indenture and will be valid and obligatory for all purposes as if authenticated by the Trustee hereunder.
Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference will be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each
Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United
States of America, any state thereof, or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 9.13, the combined capital and surplus of such Authenticating Agent will be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.13, such
Authenticating Agent will resign immediately in the manner and with the effect specified in this Section 9.13.

          (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion, or consolidation to which such Authenticating Agent may be a party, or any corporation succeeding to all or substantially all the corporate agency or corporate trust business of an Authenticating Agent, will continue to be an Authenticating Agent, provided such corporation is otherwise eligible under this Section 9.13, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          (c) An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such
Authenticating Agent shall cease

                                     - 48 -

to be eligible in accordance with the provisions this Section 9.13, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the
Company and will mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder will become vested with all the rights, powers, and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent will be appointed unless eligible under the provisions of this Section 9.13.

          (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 9.13.

          (e) If an appointment with respect to one or more series of Securities is made pursuant to this Section 9.13, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative form of certificate of authentication in the following form:

          This is one of the Securities of the series designated therein referred to in the within mentioned Indenture.

                                       Wachovia Bank, National Association,
                                       as Trustee

Dated:                                 By:
      --------------------------------     -------------------------------------
                                                  As Authenticating Agent

                                       By:
                                          -------------------------------------
                                                  Authorized Signatory

     Section 9.14. Trustee's Application for Instructions from the Company.

          Any application by the Trustee for written instructions from the
Company may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                     - 49 -

                                   Article X.

                   SUPPLEMENTAL INDENTURES AND CERTAIN ACTIONS

     Section 10.01. Purposes for Which Supplemental Indentures May Be Entered
Into Without Consent of Holders.

          Without the consent of or notice to any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all to the extent otherwise permitted hereunder;

          (b) to add to the covenants of the Company for the benefit of the
Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

          (c) to add any additional Events of Default;

          (d) to add to or change any of the provisions of this Indenture to such extent as may be necessary to permit or facilitate the issuance of
Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of
Securities in uncertificated form;

          (e) to add to, change, or eliminate any of the provisions of this
Indenture in respect of one or more series of Securities, provided that any such addition, change, or elimination (i) will neither (A) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (B) modify the rights of the
Holder of any such Security with respect to such provision or (ii) will become effective only when there is no such Security Outstanding;

          (f) to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as may be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section
9.10; or

          (h) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make

                                     - 50 -

any other provisions with respect to matters or questions arising under this
Indenture, provided that such action pursuant to this clause (h) will not adversely affect the interests of the Holders of Securities of any series in any material respect.

     Section 10.02. Modification of Indenture with Consent of Holders of at
Least a Majority in Principal Amount of Outstanding Securities.

          (a) With the consent of the Holders of a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the
Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of
Securities of such series under this Indenture; provided, however that no such supplemental indenture will, without the consent of the Holder of each
Outstanding Security affected thereby:

          (i) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an
     Original Issue Discount Security that would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Sections
     8.01(b), or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date);

          (ii) reduce the percentage in principal amount of the Outstanding
     Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver (of compliance with certain provisions of this
     Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (iii) modify any of the provisions of this Section 10.02, Section
     8.01(d) or Section 6.09, except to increase the percentage in principal amount of Holders required under any such Section or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, provided, however that this clause (c) will not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section 10.02 and Section
     6.09, or the deletion of this proviso, in accordance with the requirements of Sections 9.10 and 10.01(g).

          (b) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights

                                     - 51 -

of the Holders of Securities of such series with respect to such covenant or other provision, will be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

          (c) It will not be necessary for any Act of Holders under this Section
10.02 to approve the particular form of any proposed supplemental indenture, but it will be sufficient if such Act approves the substance thereof.

     Section 10.03. Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article X or the modifications thereby of the trusts created by this Indenture, the Trustee will receive, and (subject to Section 9.01) will be fully protected in relying upon, an Officer's
Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but will not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, or immunities under this
Indenture or otherwise.

     Section 10.04. Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article X, this Indenture will be modified in accordance therewith, and such supplemental indenture will form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder will be bound thereby.

     Section 10.05. Conformity with Trust Indenture Act.

          Every supplemental indenture executed pursuant to this Article X will conform to the requirements of the Trust Indenture Act.

     Section 10.06. Reference in Securities to Supplemental Indentures.

          Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and will if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the
Trustee in exchange for Outstanding Securities of such series.

                                     - 52 -

                                  Article XI.

                    CONSOLIDATION, MERGER, SALE, OR TRANSFER

     Section 11.01. Consolidations and Mergers of Company and Sales Permitted
Only on Certain Terms.

          (a) The Company shall not consolidate with or merge with or into any other Person, or transfer (by lease, assignment, sale, or otherwise) all or substantially all of its properties and assets to another Person unless (i)
either (A) the Company shall be the continuing or surviving Person in such a consolidation or merger or (B) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which all or substantially all of the properties and assets of the Company are transferred
(the Company or such other Person being referred to as the "Surviving Person")
shall be a corporation organized and validly existing under the laws of the
United States, any state thereof, or the District of Columbia, and shall expressly assume, by an indenture supplement, all the obligations of the Company under the Securities and the Indenture, (ii) immediately after the transaction and the incurrence or anticipated incurrence of any Indebtedness to be incurred in connection therewith, no Default will exist, and (iii) an Officer's
Certificate has been delivered to the Trustee to the effect that the conditions set forth in the preceding clauses (i) and (ii) have been satisfied and an
Opinion of Counsel (from a counsel who shall not be an employee of the Company)
has been delivered to the Trustee to the effect that the conditions set forth in the preceding clause (i) have been satisfied.

          (b) The Surviving Person will succeed to and be substituted for the
Company with the same effect as if it had been named herein as a party hereto, and thereafter the predecessor corporation will be relieved of all obligations and covenants under this Indenture and the Securities.

                                  Article XII.

                     SATISFACTION AND DISCHARGE OF INDENTURE

     Section 12.01. Satisfaction and Discharge of Indenture.

          This Indenture will upon a Company Request cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, will execute proper instruments acknowledging satisfaction and discharge of this Indenture, when: (a) either (i) all
Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.07 and (B) Securities for the payment of which money has theretofore been deposited in trust or segregated and held in trust by the
Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 6.03) have been delivered to the Trustee for cancellation or
(ii) all such Securities not theretofore delivered to the Trustee for cancellation (A) have become due and payable, (B) will become due and payable at their Stated Maturity within one year, or (C) are to be

                                     - 53 -

called for redemption within one year under arrangements satisfactory to the
Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (A), (B), or (C) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the
Stated Maturity or Redemption Date, as the case may be; (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (c)
the Company has delivered to the Trustee an Officer's Certificate and an Opinion
of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been satisfied. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.06, the obligations of the Company to any Authenticating Agent under Section 9.13, and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of clause (a) of this Section 12.01, the obligations of the Trustee under Sections 6.03(e) and
12.02, will survive.

     Section 12.02. Application of Trust Money.

          Subject to provisions of Section 6.03(e), all money deposited with the
Trustee pursuant to Section 12.01 will be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

                                 Article XIII.

                                   GUARANTEES

     Section 13.01. Unconditional Guarantee.

          Each Subsidiary Guarantor hereby, jointly and severally,
unconditionally guarantees (such guarantee to be referred to herein as the
"Subsidiary Guarantee") to each Holder and to the Trustee the due and punctual payment of the principal of, premium, if any, and interest on the Securities and all other amounts due and payable under this Indenture and the Securities by the
Company whether at maturity, by acceleration, redemption, repurchase or otherwise, including, without limitation, interest on the overdue principal of, premium, if any, and interest on the Securities, to the extent lawful, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in this Article XIII and Article XIV.

          Failing payment when due of any amount so guaranteed for whatever reason, the Subsidiary Guarantors will be jointly and severally obligated to pay the same immediately. Each Subsidiary Guarantor hereby agrees that its obligations hereunder

                                     - 54 -

shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each Subsidiary Guarantor hereby waives diligence, presentment, demand of payments, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the
Company, protest, notice and all demands whatsoever and covenants that this
Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities, this Indenture and in this
Subsidiary Guarantee. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Subsidiary Guarantor, or any custodian, trustee, liquidator or other similar official acting in relation to the Company or any Subsidiary Guarantor, any amount paid by the Company or any Subsidiary
Guarantor to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.
Each Subsidiary Guarantor agrees it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. Each
Subsidiary Guarantor further agrees that, as between each Subsidiary Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed hereby may be accelerated as provided in
Article VIII for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any acceleration of such obligations as provided in Article VIII, such obligations (whether or not due and payable) shall forthwith become due and payable by each Subsidiary
Guarantor for the purpose of this Subsidiary Guarantee.

          The Subsidiary Guarantee of each Subsidiary Guarantor herein shall be, in the manner and to the extent set forth in Article XIV, subordinated in right of payment to the prior payment when due of the principal of, premium, if any, accrued and unpaid interest and all other amounts owing on all existing and future Senior Debt of such Subsidiary Guarantor and of the Company, as the case may be, and senior to the right of payment of principal of, premium, if any, and accrued and unpaid interest on all existing and future Subordinated Indebtedness of such Subsidiary Guarantor that is subordinated in right of payment to the
Securities or the Subsidiary Guarantee.

     Section 13.02. Limitation of Subsidiary Guarantor's Liability.

          Each Subsidiary Guarantor and by its acceptance hereof each Holder hereby confirms that it is the intention of all such parties that the guarantee by such Subsidiary Guarantor pursuant to its Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of any federal, state or foreign law. To effectuate the foregoing intention, the Holders and each
Subsidiary Guarantor hereby irrevocably agree that the obligations of each
Subsidiary Guarantor under its Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Subsidiary Guarantor and after giving effect to any collections from or

                                     - 55 -

payments made by or on behalf of any other Subsidiary Guarantor in respect of the obligations of such other Subsidiary Guarantor under its Subsidiary
Guarantee or pursuant to Section 13.03, result in the obligations of such
Subsidiary Guarantor under the Subsidiary Guarantee not constituting a fraudulent conveyance or fraudulent transfer under federal, state or foreign law.

     Section 13.03. Contribution.

          In order to provide for just and equitable contribution among the
Subsidiary Guarantors, the Subsidiary Guarantors agree, inter se, that in the event any payment or distribution is made by any Subsidiary Guarantor (a
"Funding Guarantor") under the Subsidiary Guarantee, such Funding Guarantor shall be entitled to a contribution from each other Subsidiary Guarantor for all payments, damages and expenses incurred by the Funding Guarantor in discharging the Company's Obligations with respect to the Securities or any other Subsidiary
Guarantor's Obligations with respect to the Subsidiary Guarantee.

     Section 13.04. Execution and Delivery of Subsidiary Guarantees.

          Each Subsidiary Guarantor hereby agrees that its execution and delivery of this Indenture or any supplemental indentures pursuant to Section
10.03 hereof shall evidence its Subsidiary Guarantee set forth in Section 13.01 without the need for any further notation on the Securities.

          Each of the Subsidiary Guarantors hereby agrees that its Subsidiary
Guarantee set forth in Section 13.01 shall remain in full force and effect notwithstanding any failure to endorse on each Security a notation relating to such Subsidiary Guarantee.

          If an Officer of a Subsidiary Guarantor whose signature is on this
Indenture or any Supplemental indenture no longer holds that office at the time the Trustee authenticates such Securities or at any time thereafter, such
Subsidiary Guarantor's Subsidiary Guarantee shall be valid nevertheless.

          The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of any Subsidiary Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantor.

     Section 13.05. Severability.

          In case any provision of this Subsidiary Guarantee shall be invalid, illegal or unenforceable, that portion of such provision that is not invalid, illegal or unenforceable shall remain in effect, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                                     - 56 -

                                  Article XIV.

                     SUBORDINATION OF SUBSIDIARY GUARANTEES

     Section 14.01. Guarantees Subordinated to Senior Debt.

          Each Subsidiary Guarantor agrees, and each Holder by accepting a
Security agrees, that any payment in respect of the Subsidiary Guarantee of such
Subsidiary Guarantor is subordinated in right of payment, to the extent and in the manner provided in this Article XIV, to the prior payment in full in cash of all Senior Debt of such Subsidiary Guarantor (whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed), and that the subordination is for the benefit of the holders of Senior Debt.

          This Article XIV shall constitute a continuing offer to all Persons who become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

     Section 14.02. Liquidation; Dissolution; Bankruptcy.

          The holders of Senior Debt of the Subsidiary Guarantors shall be entitled to receive payment in full in cash of all Obligations due in respect of such Senior Debt (including interest after the commencement of any bankruptcy proceeding at the rate specified in the applicable Senior Debt of the Company)
before the Holders of Securities shall be entitled to receive any payment with respect to any such Subsidiary Guarantor's Subsidiary Guarantee or any distribution of assets or proceeds (except that Holders of Securities may receive and retain Permitted Junior Securities and payments made from the trust pursuant to Article V hereof), in the event of any distribution to creditors of any such Subsidiary Guarantors in connection with:

          (i) any liquidation or dissolution of such Subsidiary Guarantor, whether voluntary or involuntary;

          (ii) any bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to such Subsidiary Guarantor or its property, whether voluntary or involuntary;

          (iii) any assignment for the benefit of such Subsidiary Guarantor's creditors; or

          (iv) any marshaling of such Subsidiary Guarantor's assets and liabilities.

          The Company shall give prompt written notice to the Trustee of the occurrence of any event described in clauses (i) through (iv) above with respect to any Subsidiary Guarantor.

                                     - 57 -

     Section 14.03. Default on Designated Senior Debt

          No Subsidiary Guarantor may make any payment in respect of its
Subsidiary Guarantee or any distribution of assets or proceeds (except in respect of Permitted Junior Securities or from the trust pursuant to Article V hereof) if:

          (1) a payment default on Designated Senior Debt of such Subsidiary
Guarantor occurs and is continuing beyond any applicable grace period; or

          (2) any other default occurs and is continuing on any series of
Designated Senior Debt of such Subsidiary Guarantor that permits holders of that series of Designated Senior Debt of such Subsidiary Guarantor to accelerate its maturity and the Trustee receives a notice (a "Subsidiary Payment Blockage
Notice") of such default from the Company, such Subsidiary Guarantor or any agent or representative with respect to such Designated Senior Debt (a
"Subsidiary nonpayment default").

          Payments on such Subsidiary Guarantee may be resumed:

          (1) in the case of a payment default on Designated Senior Debt of such
Subsidiary Guarantor, upon the date on which such default is cured or waived;
and

          (2) in case of a Subsidiary nonpayment default, the earlier of the date on which such default is cured or waived or 179 days after the date on which the applicable Subsidiary Payment Blockage Notice is received by the
Trustee, unless the maturity of such Designated Senior Debt of such Subsidiary
Guarantor has been accelerated.

          No new Subsidiary Payment Blockage Notice may be delivered unless and until 360 days have elapsed since the delivery of the immediately prior
Subsidiary Payment Blockage Notice.

          No Subsidiary nonpayment default that existed or was continuing on the date of delivery of any Subsidiary Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Subsidiary Payment Blockage Notice unless such default has been cured or waived for a period of not less than 90 days.

     Section 14.04. Guarantees Unconditional.

          Except as otherwise provided herein, nothing contained in this
Indenture or in any Guarantee is intended to or shall impair, as between the
Subsidiary Guarantors and the Holders, the Guarantees, which are absolute and unconditional, as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the
Holders and creditors of the Subsidiary Guarantors, other than the holders of the Senior Debt, nor shall anything herein or therein prevent the Trustee or any
Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article
XIV, of the holders of Senior Debt in respect of cash, property or securities of any Subsidiary Guarantor received upon the exercise of any such remedy. Upon any distribution of assets of any Subsidiary Guarantor referred to in this Article
XIV, the Trustee, subject to

                                     - 58 -

the provisions of Section 9.01, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any insolvency or liquidation proceedings is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the
Trustee or to the Holders for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

     Section 14.05. When Distribution Must Be Paid Over.

          If the Trustee or any Holder of the Securities receives a payment in respect of any Subsidiary Guarantor's Subsidiary Guarantee (except in respect of
Permitted Junior Securities or from the trust under Article V hereof) when:

          (1) the payment is prohibited by this Article XIV; and

          (2) the Trustee or the Holder has actual knowledge that the payment is prohibited;

              the Trustee or the Holder, as the case may be, shall hold the payment in trust for the benefit of the holders of Senior Debt of such
     Subsidiary Guarantor and shall deliver notice thereof to the agent or representative of the holders of such Senior Debt. Upon the proper written request of the agent or representative of the holders of Designated Senior
     Debt of such Subsidiary Guarantor, or, if no such Designated Senior Debt exists, the holders of Senior Debt of such Subsidiary Guarantor, the
     Trustee or the Holder, as the case may be, shall deliver the amounts in trust to the holders of Senior Debt of such Subsidiary Guarantor or their proper representative.

          With respect to the holders of Senior Debt, the Trustee undertakes to perform only such obligations on the part of the Trustee as are specifically set forth in this Article XIV, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the
Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt, and shall not be liable to any such holders if the
Trustee shall mistakenly pay over or distribute to or on behalf of Holders or any Subsidiary Guarantor or any other Person money or assets to which any holders of Senior Debt shall be entitled by virtue of this Article XIV, except if such payment is made as a result of the willful misconduct or gross negligence of the Trustee.

     Section 14.06. Notice by the Company.

          The Company shall promptly notify the Trustee and the Paying Agent in writing of any facts known to the Company that would cause a payment of any
Obligations with respect to the Subsidiary Guarantees to violate this Article
XIV, but failure to give such notice shall not affect the subordination of the
Subsidiary Guarantees to the Senior Debt as provided in this Article XIV.

                                     - 59 -

     Section 14.07. Subrogation.

          After all Senior Debt of a Subsidiary Guarantor is paid in full and until the Securities are paid in full, Holders of Securities shall be subrogated to the rights of holders of such Senior Debt to receive distributions applicable to Senior Debt to the extent that distributions otherwise payable to the Holders of Securities have been applied to the payment of such Senior Debt. A distribution made under this Article XIV to holders of such Senior Debt that otherwise would have been made to Holders of Securities is not, as between any
Subsidiary Guarantor and the Holders, a payment by any such Subsidiary
Guarantors with respect to a Subsidiary Guarantee.

     Section 14.08. Relative Rights.

          This Article XIV defines the relative rights of Holders of Securities and holders of Senior Debt of the Subsidiary Guarantors. Nothing in this
Indenture shall:

          (a) impair, as between any Subsidiary Guarantor and Holders of
Securities, the obligation of such Subsidiary Guarantor, which is absolute and unconditional, to make payments in accordance with the terms of the Subsidiary
Guarantee;

          (b) affect the relative rights of Holders of Securities and creditors of any Subsidiary Guarantor other than their rights in relation to holders of such Senior Debt; or

          (c) prevent the Trustee or any Holder of Securities from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders and owners of such Senior Debt to receive distributions and payments otherwise payable to Holders of Securities by any such Subsidiary Guarantor.

          If any Subsidiary Guarantor fails because of this Article XIV to make a payment pursuant to the terms of its Subsidiary Guarantee, the failure is still a Default or Event of Default.

     Section 14.09. Subordination May Not Be Impaired by the Company.

          No right of any holder of Senior Debt of any Subsidiary Guarantor to enforce the subordination of the Indebtedness evidenced by the Subsidiary
Guarantees shall be impaired by any act or failure to act by the Company, any
Subsidiary Guarantor or any Holder or by the failure of the Company, any
Subsidiary Guarantor or any Holder to comply with this Indenture.

     Section 14.10. Distribution or Notice to Representative.

          Whenever a distribution is to be made or a notice given to holders of
Senior Debt of the Subsidiary Guarantors, the distribution may be made and the notice given to their Representative.

                                     - 60 -

          Upon any payment or distribution of assets of any Subsidiary Guarantor referred to in this Article XIV, the Trustee and the Holders of Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction or upon any certificate of such Representative or of the liquidating trustee or agent or other Person making any distribution to the
Trustee or to the Holders of Securities for the purpose of ascertaining the
Persons entitled to participate in such distribution, the holders of the Senior
Debt and other Indebtedness of such Subsidiary Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XIV.

     Section 14.11. Rights of Trustee and Paying Agent.

          Notwithstanding the provisions of this Article XIV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts that would prohibit the making of any payment or distribution by the Trustee, and the Trustee and the Paying Agent may continue to make payments on the Securities, unless the Trustee shall have received at its Corporate Trust Office at least five Business Days prior to the date of such payment written notice of facts that would cause the payment of any Obligations with respect to the Securities or any Subsidiary Guarantee to violate this
Article XIV. Only the Company or a Representative may give the notice. Nothing in this Article Twelve shall impair the claims of, or payments to, the Trustee under or pursuant to Section 9.06 hereof.

          The Trustee in its individual or any other capacity may hold Senior
Debt of any Subsidiary Guarantor with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

     Section 14.12. Authorization to Effect Subordination.

          Each Holder of Securities, by the Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article XIV, and appoints the Trustee to act as such Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section 8.04 hereof at least 30 days before the expiration of the time to file such claim, the lenders under the Credit Facilities are hereby authorized to file an appropriate claim for and on behalf of the Holders of the
Securities.

     Section 14.13. Trustee Not Fiduciary for Holders of Senior Debt.

          The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if the
Trustee shall in good faith mistakenly pay over or distribute to Holders of the
Securities or to the Company or to any other person cash, property or securities to which any holders of Senior Debt shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants or obligations

                                     - 61 -

as are specifically set forth in this Article and no implied covenants or obligations with respect to holders of Senior Debt shall be read into this
Indenture against the Trustee.

                                  Article XV.

                            MISCELLANEOUS PROVISIONS

     Section 15.01. Successors and Assigns of Company Bound by Indenture.

          All the covenants, stipulations, promises, and agreements in this
Indenture contained by or on behalf of the Company will bind its successors and assigns, whether so expressed or not.

     Section 15.02. Service of Required Notice to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, waiver, Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with (a) the Trustee by any
Holder or by the Company will be sufficient for every purpose hereunder if made, given, furnished, or filed in writing to or with the Trustee at its Corporate
Trust Office, Attention: Corporate Trust Administration or (b) the Company by
the Trustee or by any Holder will be sufficient for every purpose hereunder
(unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Armor Holdings,
Inc., Attention: Philip Baratelli, or at any other address previously furnished in writing to the Trustee by the Company.

     Section 15.03. Service of Required Notice to Holders; Waiver.

          Where this Indenture provides for notice to Holders of any event, such notice will be sufficiently given (unless otherwise herein expressly provided)
if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any, and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder will affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver will be the equivalent of such notice. Waivers of notice by Holders will be filed with the Trustee, but such filing will not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it will be impracticable to give such notice by mail, then such notification as may be made with the approval of the Trustee will constitute a sufficient notification for every purpose hereunder.

                                     - 62 -

     Section 15.04. Indenture and Securities to be Construed in Accordance
with the Laws of the State of New York; WAIVER OF JURY TRIAL.

          This Indenture and the Securities will be deemed to be a contract made under the laws of the State of New York, and for all purposes will be construed in accordance with the laws of said State without giving effect to principles of conflicts of laws of such State.

          EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE
FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY
IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE
SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

     Section 15.05. Compliance Certificates and Opinions.

          Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include: (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 15.06. Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such
Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Where any
Person is required to make, give, or execute two or more

                                     - 63 -

applications, requests, consents, certificates, statements, opinions, or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Section 15.07. Payments Due on Non-Business Days.

          In any case where any Interest Payment Date, Redemption Date, or
Stated Maturity of any Security shall not be a Business Day at any Place of
Payment, then (notwithstanding any other provision of this Indenture or of the
Securities (other than a provision of the Securities of any series which specifically states that such provision will apply in lieu of this Section
15.07)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding
Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity,
provided that no interest will accrue for the period from and after such
Interest Payment Date, Redemption Date, or Stated Maturity, as the case may be.

     Section 15.08. Provisions Required by Trust Indenture Act to Control.

          If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed on any Person by Sections 310 to and including 317 of the Trust Indenture Act (including provisions automatically deemed included in this Indenture pursuant to the Trust Indenture Act unless this Indenture provides that such provisions are excluded), which are deemed to be a part of and govern this Indenture, whether or not contained herein, then such imposed duties will control.

     Section 15.09. Invalidity of Particular Provisions.

          In case any one or more of the provisions contained in this Indenture or in the Securities is for any reason held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provision of this Indenture or of the Securities, but this Indenture and such Securities will be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

     Section 15.10. Indenture May be Executed In Counterparts.

          This instrument may be executed in any number of counterparts, each of which will be an original, but such counterparts will together constitute but one and the same instrument.

     Section 15.11. Acts of Holders; Record Dates.

          (a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by
Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action will become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly

                                     - 64 -

required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the
"Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent will be sufficient for any purpose of this Indenture and conclusive in favor of the
Trustee and the Company, if made in the manner provided in this Section 15.11.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit will also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c) The ownership of Securities will be proved by the Security
Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver, or other Act of the Holder of any Security will bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange thereof or in lieu thereof in respect of anything done, omitted, or suffered to be done by the Trustee or the
Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (e) The Company may, in the circumstances permitted by the Trust
Indenture Act, set any day as the record date for the purpose of determining the
Holders of Outstanding Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver, or other action provided or permitted by this Indenture to be given or taken by Holders of Securities of such series. With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, will be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of
Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder will be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of
Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph will prevent any Holder (or any duly appointed agent thereof) from giving or taking, after any such expiration date, any action identical to, or, at any time, contrary to or different from, the action or purported action to which

                                     - 65 -

such expiration date relates, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Nothing in this Section 15.11(e)
will be construed to render ineffective any action taken at any time by the
Holders (or their duly appointed agents) of the requisite principal amount of
Outstanding Securities of the relevant series on the date such action is so taken. Notwithstanding the foregoing or the Trust Indenture Act, the Company will not set a record date for, and the provisions of this Section 15.1l(e) will not apply with respect to, any notice, declaration, or direction referred to in the next paragraph.

          (f) Upon receipt by the Trustee from any Holder of Securities of a particular series of (a) any notice of default or breach referred to in Section
8.01(a)(iv) or 8.01(a)(v) with respect to Securities of such series, if such default or breach has occurred and is continuing and the Trustee shall not have given such notice to the Company, (b) any declaration of acceleration referred to in Section 8.01(b), if an Event of Default with respect to Securities of such series has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (c) any direction referred to in Section 8.06 with respect to Securities of such series, if the Trustee shall not have taken the action specified in such direction, then a record date will automatically and without any action by the Company or the Trustee be set for determining the
Holders of Outstanding Securities of such series entitled to join in such notice, declaration, or direction, which record date will be the close of business on the tenth calendar day following the day on which the Trustee receives such notice, declaration, or direction. Promptly after such receipt by the Trustee, and in any case not later than the fifth calendar day thereafter, the Trustee will notify the Company and the Holders of Outstanding Securities of
such series of any such record date so fixed. The Holders of Outstanding
Securities of such series on such record date (or their duly appointed agents), and only such Persons, will be entitled to join in such notice, declaration, or direction, whether or not such Holders remain Holders after such record date;
provided that, unless such notice, declaration, or direction shall have become effective by virtue of Holders of the requisite principal amount of Outstanding
Securities of such series on such record date (or their duly appointed agents)
having joined therein on or prior to the 90th calendar day after such record date, such notice, declaration, or direction will automatically and without any action by any Person be cancelled and of no further effect. Nothing in this
Section 15.11(f) will be construed to prevent a Holder (or a duly appointed agent thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration, or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration, or direction to which such record date relates, in which event a new record date in respect thereof will be set pursuant to this Section 15.11(f). Nothing in this
Section 15.11(f) will be construed to render ineffective any notice, declaration, or direction of the type referred to in this Section 15.11(f) given at any time to the Trustee and the Company by Holders (or their duly appointed agents) of the requisite principal amount of Outstanding Securities of the relevant series on the date such notice, declaration, or direction is so given.

          (g) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly

                                     - 66 -

appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     Section 15.12. Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and will not affect the construction hereof.

     Section 15.13. Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, will give to any Person, other than the parties hereto and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy, or claim under this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                                       Armor Holdings, Inc.

                                       By:
                                          -------------------------------------
                                       Name:
                                             ----------------------------------
                                       Title:
                                             ----------------------------------

                                       Wachovia Bank, National Association

                                       By:
                                           ------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                     - 67 -